UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Semi-Annual Report

JUNE 30, 2013

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	22
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Fund Expenses	42
General Information	44

Letter from the President

Dear Fellow Shareholders,

At First Eagle, we remain committed to the mission that has guided our investment approach over our long history: To provide prudent stewardship of the assets you have placed in our care. Regardless of short-term market events, swings in investor confidence or the pressures to follow new market paradigms, we continue to seek to provide our shareholders with attractive absolute returns over the long-term.

Market Overview

Since I wrote you last February, financial markets have been characterized by a near absence of fear and caution. Given that this time last year we were in the midst of a period of unusual change and uncertainty driven by historic macro interventions, it is noteworthy and perhaps troubling that a mere twelve months later investors appear to be generally ignoring potential signs of distress.

For instance, during the six-month period ending June 30, 2013, the Japanese market has expanded rapidly—largely as a result of accommodative monetary policy. Japan's equity market, as measured by the Nikkei 225, has risen approximately 32% since the start of First Eagle's fiscal year on January 1, 2013.

It is important to note that this expansion has not been uniform across the globe. In fact, markets remained sluggish in Europe as the region digested fiscal austerity measures and Europe's recession deepened. In addition, China experienced the pressure of challenging property markets, a slowdown in GDP growth1 and higher real exchange rates.

In the first half of our fiscal year, the gold spot price has declined. This was punctuated by the 9% drop on April 15th, driven by fears (later proven to be unfounded) that European central banks would follow Cyprus's Finance Minister by liquidating gold reserves to raise capital in order to qualify for economic aid. We continue to believe that predicting the price of gold is a fool's errand. Bullion's price declines have been steep; nonetheless, we remain comfortable with our view of gold as a potential hedge against unforeseen circumstances. In our quest to protect our clients' capital while providing absolute returns, we continue to focus on seeking to identify quality businesses

John P. Arnhold

1 Source: Bloomberg

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Letter from the President (continued)

and quality credit at what we believe to be attractive prices. We are global, fundamental investors. While we do not make decisions based on macro views, we stay abreast of macro changes across the globe as large shifts may impact the long-term fundamentals of the businesses we own on behalf of our shareholders.

The First Eagle Overseas Variable Fund continues to seek opportunities to invest in high-quality companies at what we consider to be attractive prices. With the rapid rise of equity valuations in Japan, it seems that we may have entered a market period where equity valuations are on the higher side of fair. Even in Europe, where market valuations grew at a more measured pace, we've found that good companies are generally fairly valued. In this type of environment, it has been more difficult to find opportunities with what we believe to be an adequate margin of safety in price. In addition, several of our investments have reached what we believe to be their intrinsic values. As a result, we have trimmed or exited several long-term holdings.

Since cash is a residual of our investment process, in times like these, our cash levels grow as a percentage of our Fund. This period has been no exception.

When equity markets are rising to new heights, it can be challenging for value investors to search patiently, one security at a time, for companies priced with what we view to be a margin of safety. Under the thoughtful leadership of Matthew McLennan alongside Portfolio Managers Abhay Deshpande and Kimball Brooker, First Eagle's Global Value Team remains disciplined and continues to demonstrate the patient temperament required to weather this part of the cycle.

Closing

Please be assured that we remain dedicated to our goal of managing your investments in our Funds in the same prudent manner we have been practicing for over 30 years. We are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

August 2013

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. All investments involve the risk of loss of principal.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Management's Discussion of Fund Performance

In the six months ending June 30, 2013, the MSCI World Index increased 8.43%. In Europe, the German DAX Index rose 2.3% and the French CAC 40 Index rose 2.7% during the period. The Nikkei 225 Index increased 31.6% during the six-month period. This large move was, in part, the result of the December election of Shinzo Abe and the belief that his reflationary policies would be fully enacted. Although our portfolio benefited from a rising Japanese equity market, these gains were partially offset by the weakness in gold mining stocks and gold bullion. Crude oil rose 5.2% to $97 a barrel, and the price of gold fell 26.3% to $1,235 an ounce as of June 28th. On April 15th, gold fell 9%. Market participants appeared to react strongly to comments by the Cyprian Finance Minister that the Central Bank of Cyprus might sell some of its gold reserves to help Cyprus qualify for international aid. Over the six-month period, the Japanese Yen weakened 14.9% against the U.S. Dollar, and in Europe, the U.S. Dollar strengthened 1.4% against the Euro.

First Eagle Overseas Variable Fund

The NAV of the Fund's shares rose 2.41% for the six-month period while the MSCI EAFE Index increased 4.10%. The Fund's cash and cash equivalents position increased from 11.9% at the end of December to 19.3% on June 30, 2013.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were KDDI Corporation (communications, Japan), Thai Beverage PCL (beverages, Thailand), Shimano, Inc. (bicycle parts, Japan), MS&AD Insurance Group Holdings (insurance, Japan) and Nomura Research Institute Limited (technology, Japan) collectively accounting for 2.4% points of this period's performance.

The five largest detractors were gold bullion, Newcrest Mining Limited (mining, Australia), Agnico-Eagle Mines Limited (mining, Canada), Fanuc Corporation (robotics, Japan) and Gold Fields Limited (mining, South Africa). Their combined negative performance over the six-month period subtracted -3.86% points from the Fund's performance.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Management's Discussion of Fund Performance (continued)

As of June 30, 2013, the Fund was approximately 40% hedged versus the Japanese Yen and 30% hedged versus the Euro.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

T. Kimball Brooker, Jr.

Portfolio Manager

August 2013

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income), political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2013 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

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Fund Overview | Data as of June 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	13.03%	5.78%	13.16%
MSCI EAFE Index	18.62	–0.63	7.67
Consumer Price Index	1.75	1.31	2.43

Asset Allocation*

Countries**

Japan	25.98%
France	10.63
Canada	6.92
Germany	4.42
United States	4.27
Switzerland	3.68
Mexico	3.09
United Kingdom	3.06
South Korea	2.58
Singapore	2.38
Thailand	1.51
Austria	1.28
South Africa	1.20
Sweden	1.09
Hong Kong	0.91
Ireland	0.86
Bermuda	0.86
Australia	0.81
Spain	0.80
Greece	0.76
Belgium	0.69
Italy	0.63
Norway	0.59
Malaysia	0.55
Israel	0.44
Turkey	0.43
Netherlands	0.33

  *  Asset Allocations and Countries percentages are based on total investments in the portfolio.

  **  Country allocations reflect country of issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

    The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Overseas Variable

Growth of a $10,000 Initial Investment

*Holdings in cash, commercial paper, and other short term cash equivalents have been excluded. Percentages are based on total net assets.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*

Gold Bullion (precious metal)	4.25%
Grupo Televisa S.A.B., ADR (Mexican media company)	1.89
Fanuc Corporation (Japanese automation components manufacturer)	1.87
Keyence Corporation (Japanese sensors manufacturer)	1.83
SMC Corporation (Japanese automated control devices manufacturer)	1.81
Secom Company Limited (Japanese commercial services provider)	1.79
KDDI Corporation (Japanese telecommunications company)	1.68
HeidelbergCement AG (German building materials manufacturer)	1.61
Total SA (French oil company)	1.59
Nestlé SA (Swiss food company)	1.57
Total	19.89%

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

First Eagle Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 75.64%
Australia 0.81%
533,112	Newcrest Mining Limited	$12,035,355	$4,812,193
Austria 1.27%
344,128	Wienerberger AG	5,226,110	3,974,071
79,499	OMV AG	3,193,448	3,590,750
		8,419,558	7,564,821
Belgium 0.69%
34,494	Groupe Bruxelles Lambert SA	2,959,008	2,595,617
16,497	Sofina SA	1,625,340	1,494,757
		4,584,348	4,090,374
Bermuda 0.85%
81,180	Jardine Matheson Holdings Limited	2,388,610	4,911,390
20,651	Hiscox, Limited	170,246	178,875
		2,558,856	5,090,265
Canada 6.66%
301,300	Canadian Natural Resources Limited	8,666,454	8,494,385
226,518	Cenovus Energy, Inc.	5,714,786	6,460,293
169,422	Potash Corporation of Saskatchewan, Inc.	6,672,918	6,460,061
230,720	Goldcorp, Inc.	7,042,019	5,705,706
432,584	Penn West Petroleum Limited	7,186,941	4,576,739
153,286	Agnico-Eagle Mines Limited	5,197,863	4,226,770
465,400	Kinross Gold Corporation	2,406,179	2,373,540
75,229	EnCana Corporation	1,552,890	1,274,379
107,519	Catalyst Paper Corporation (a)(b)(c)	2,181	112,457
		44,442,231	39,684,330
France 10.59%
194,229	Total SA	9,779,897	9,481,942
77,828	Sanofi	5,617,906	8,065,886
273,961	Bouygues SA	10,564,875	6,992,949
229,037	Carrefour SA	6,073,461	6,299,400
75,015	Sodexo	2,043,749	6,249,167
115,856	Compagnie de Saint-Gobain	4,879,607	4,690,001
364,800	Société Télévision Francaise 1	6,165,468	4,365,220
52,842	Neopost SA	4,579,685	3,507,870
26,147	Wendel SA	508,531	2,693,809
27,856	Laurent-Perrier	2,065,828	2,393,077
11,484	Robertet SA	849,379	2,130,110

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 75.64% — (continued)
France 10.59% — (continued)
26,164	NSC Groupe (b)	$1,990,467	$2,111,494
34,760	Legrand SA	1,159,791	1,612,544
22,180	Société Foncière Financière et de Participations (a)	2,036,704	1,007,584
8,655	BioMerieux	671,300	838,624
9,682	Gaumont SA	835,117	480,158
8,840	Sabeton SA (a)	100,102	152,577
		59,921,867	63,072,412
Germany 4.40%
142,342	HeidelbergCement AG	7,346,007	9,573,386
352,458	Deutsche Wohnen AG	3,292,170	5,984,743
97,337	Daimler AG	4,685,509	5,889,587
153,074	Hamburger Hafen und Logistik AG	5,267,794	3,275,648
24,274	Fraport AG	913,552	1,468,593
		21,505,032	26,191,957
Greece 0.76%
457,586	Jumbo SA (a)	3,174,943	4,526,686
Hong Kong 0.90%
684,604	Hopewell Holdings Limited	2,352,387	2,277,291
189,670	Guoco Group Limited	2,199,025	2,151,992
246,000	Great Eagle Holdings Limited	766,574	938,829
		5,317,986	5,368,112
Ireland 0.86%
252,125	CRH PLC	4,349,815	5,119,317
Israel 0.44%
267,106	Israel Chemicals Limited	2,763,229	2,638,347
Italy 0.63%
397,580	Italcementi S.p.A. RSP	3,849,944	1,278,249
68,340	Italcementi S.p.A.	1,275,606	436,768
45,886	Italmobiliare S.p.A. RSP (a)	2,342,059	621,166
25,533	Italmobiliare S.p.A. (a)	2,256,914	545,719
79,000	Recordati S.p.A.	524,615	876,628
		10,249,138	3,758,530
Japan 25.86%
76,980	Fanuc Corporation	6,396,270	11,161,246
34,110	Keyence Corporation	6,143,115	10,885,073

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 75.64% — (continued)
Japan 25.86% — (continued)
53,760	SMC Corporation	$6,063,411	$10,797,532
195,460	Secom Company Limited	8,289,891	10,642,105
192,800	KDDI Corporation	5,953,027	10,030,732
362,300	MS&AD Insurance Group Holdings	9,916,118	9,212,750
106,760	Shimano, Inc.	2,155,817	9,063,513
341,600	NKSJ Holdings, Inc.	8,709,117	8,145,634
365,160	Hoya Corporation	7,795,394	7,543,989
138,280	Astellas Pharma, Inc.	5,203,863	7,514,914
48,480	Hirose Electric Company Limited	4,794,553	6,393,612
235,660	Mitsubishi Estate Company Limited	3,856,512	6,275,238
150,400	Nissin Foods Holdings Company Limited	5,301,373	6,088,486
154,290	Nomura Research Institute Limited	2,894,901	5,024,770
182,130	MISUMI Group, Inc.	3,070,861	5,007,749
361,980	Kansai Paint Company Limited	2,725,268	4,620,555
57,100	Ono Pharmaceutical Company Limited	1,880,545	3,874,602
139,048	Chofu Seisakusho Company Limited	2,330,173	3,007,239
159,784	Nitto Kohki Company Limited	3,170,541	2,964,333
320,500	Japan Wool Textile Company Limited	2,379,039	2,284,669
137,200	T. Hasegawa Company Limited	2,002,922	1,972,648
72,980	As One Corporation	1,283,278	1,816,774
108,710	Nagaileben Company Limited	919,919	1,814,025
23,020	Shin-Etsu Chemical Company Limited	1,067,927	1,527,239
56,094	Secom Joshinetsu Company Limited	1,001,733	1,442,223
51,930	Daiichikosho Company Limited	711,897	1,422,603
25,394	SK Kaken Company Limited	654,403	1,257,154
71,610	OSG Corporation	440,292	1,072,923
43,800	Seikagaku Corporation	309,117	529,504
9,880	Kobayashi Pharmaceutical Company Limited	454,995	520,996
108	NTT DoCoMo, Inc.	161,000	167,804
		108,037,272	154,082,634
Malaysia 0.55%
2,668,190	Genting Malaysia Berhad	2,244,010	3,285,095

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 75.64% — (continued)
Mexico 3.07%
453,137	Grupo Televisa S.A.B., ADR	$8,558,304	$11,255,923
119,710	Industrias Peñoles S.A.B. de C.V.	661,696	3,566,231
260,119	Fresnillo PLC	3,375,778	3,489,438
		12,595,778	18,311,592
Netherlands 0.33%
263,553	TNT Express NV	2,778,254	1,976,675
Norway 0.58%
424,764	Orkla ASA	2,981,701	3,479,592
Singapore 2.37%
1,440,813	Haw Par Corporation Limited	3,785,660	8,218,602
4,065,310	ComfortDelGro Corporation Limited	4,719,225	5,885,478
		8,504,885	14,104,080
South Africa 1.19%
565,610	Gold Fields Limited, ADR	5,927,465	2,969,452
202,295	AngloGold Ashanti Limited, ADR	3,407,136	2,892,819
235,367	Harmony Gold Mining Company Limited, ADR	2,356,639	896,748
115,754	Sibanye Gold Limited, ADR (a)	796,571	340,317
		12,487,811	7,099,336
South Korea 2.31%
92,672	KT&G Corporation	5,113,871	6,020,982
19,748	Nong Shim Company Limited	3,769,031	4,590,950
1,360	Lotte Confectionery Company Limited	605,175	1,913,682
49,850	Fursys, Inc.	1,161,375	1,241,830
		10,649,452	13,767,444
Spain 0.79%
85,811	Red Electrica Corporation SA	4,090,765	4,719,149
Sweden 1.08%
233,754	Investor AB, Class 'A'	4,657,344	6,099,961
12,577	Investor AB, Class 'B'	234,678	338,145
		4,892,022	6,438,106
Switzerland 3.67%
142,180	Nestlé SA	4,368,452	9,325,129
129,778	Pargesa Holding SA	7,721,848	8,662,858
9,593	Rieter Holding AG (a)	1,167,779	1,511,237
397	Lindt & Spruengli AG PC	1,113,111	1,491,246

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 75.64% — (continued)
Switzerland 3.67% — (continued)
11,283	Autoneum Holding AG (a)	$520,295	$843,940
		14,891,485	21,834,410
Thailand 1.51%
9,873,192	Thai Beverage PCL	1,600,547	4,595,805
611,105	Bangkok Bank PCL, NVDR	2,002,395	4,019,520
20,000	OHTL PCL (b)	88,922	352,733
		3,691,864	8,968,058
Turkey 0.42%
206,623	Yazicilar Holding AS	1,423,265	2,528,285
United Kingdom 3.05%
176,670	Berkeley Group Holdings PLC	2,093,939	5,726,128
223,540	GlaxoSmithKline PLC	4,234,881	5,603,086
1,368,939	WM Morrison Supermarkets PLC	6,117,293	5,450,904
72,000	Anglo American PLC	2,138,290	1,386,376
		14,584,403	18,166,494
Total International Common Stocks		383,175,325	450,678,294
International Preferred Stock — 0.25%
South Korea 0.25%
1,949	Samsung Electronics Company Limited	250,410	1,508,617
OUNCES
Commodity — 4.25%
20,548	Gold bullion (a)	18,141,049	25,333,076
PRINCIPAL
International Corporate Bond — 0.23%
Canada 0.23%
1,863,261 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (c)(d)	2,311,335	1,341,548

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 19.17%
International Commercial Paper — 7.95%
Canada 0.38%
355,000	Suncor Energy, Inc. USD0.27% due 08/14/13	$354,883	$354,883
1,917,000	Suncor Energy, Inc. USD0.29% due 09/23/13	1,915,702	1,915,397
Germany 0.86%
2,648,000	Henkel Corporation USD0.13% due 09/10/13	2,647,321	2,646,754
2,448,000	Henkel Corporation USD0.15% due 09/10/13	2,447,276	2,446,847
Italy 2.91%
15,221,000	Eni S.p.A. USD0.17% due 07/01/13	15,221,000	15,221,000
2,144,000	Eni S.p.A. USD0.39% due 08/26/13	2,142,733	2,142,733
Japan 1.66%
6,253,000	Hitachi America Capital USD0.27% due 07/01/13	6,253,000	6,253,000
3,648,000	Hitachi International Treasury USD0.27% due 07/01/13	3,648,000	3,648,000
Switzerland 0.48%
398,000	Nestlé SA USD0.10% due 09/05/13	397,927	397,927
893,000	Roche Holding, Inc. USD0.07% due 08/07/13	892,936	892,936
1,539,000	Roche Holding, Inc. USD0.08% due 08/15/13	1,538,846	1,538,846
United Arab Emirates 0.27%
1,581,000	Xstrata Finance Dubai Limited USD0.41% due 07/15/13	1,580,754	1,580,754
United Kingdom 1.39%
1,539,000	AstraZeneca PLC USD0.10% due 09/10/13	1,538,696	1,538,370
676,000	AstraZeneca PLC USD0.12% due 07/23/13	675,951	675,951
6,071,000	GlaxoSmithKline PLC USD0.11% due 07/10/13	6,070,833	6,070,833
Total International Commercial Paper		47,325,858	47,324,231

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 19.17% — (continued)
U.S. Commercial Paper — 11.22%
$708,000	Abbott Laboratories 0.10% due 09/03/13	$707,874	$707,908
2,295,000	Abbott Laboratories 0.11% due 08/27/13	2,294,600	2,294,600
1,062,000	Abbott Laboratories 0.12% due 09/09/13	1,061,753	1,061,849
1,358,000	BHP Billiton Finance USA Limited 0.08% due 07/16/13	1,357,955	1,357,955
880,000	BHP Billiton Finance USA Limited 0.09% due 08/14/13	879,903	879,903
2,385,000	Caterpillar Financial Services Company 0.14% due 07/10/13	2,384,917	2,384,917
5,460,000	Caterpillar Financial Services Company 0.14% due 07/25/13	5,459,490	5,459,490
2,295,000	Chevron Corporation 0.06% due 07/12/13	2,294,958	2,294,958
2,295,000	Chevron Corporation 0.06% due 07/15/13	2,294,946	2,294,946
2,295,000	Chevron Corporation 0.06% due 07/17/13	2,294,939	2,294,939
646,000	Church & Dwight Company, Inc. 0.32% due 07/08/13	645,960	645,960
1,267,000	Coca-Cola Company 0.12% due 07/19/13	1,266,924	1,266,924
1,581,000	Devon Energy Corporation 0.28% due 07/19/13	1,580,779	1,580,779
844,000	Devon Energy Corporation 0.31% due 07/10/13	843,935	843,935
2,075,000	Duke Energy Corporation 0.26% due 08/07/13	2,074,445	2,074,445
2,580,000	Exxon Mobil Corporation 0.04% due 07/25/13	2,579,931	2,579,931
4,073,000	Exxon Mobil Corporation 0.05% due 08/09/13	4,072,779	4,072,779
2,295,000	Honeywell International, Inc. 0.10% due 09/24/13	2,294,458	2,294,271
1,152,000	Johnson & Johnson 0.05% due 07/10/13	1,151,986	1,151,986
1,152,000	Johnson & Johnson 0.05% due 07/11/13	1,151,984	1,151,984
2,580,000	Johnson & Johnson 0.05% due 08/07/13	2,579,867	2,579,867
2,580,000	Johnson & Johnson 0.05% due 08/12/13	2,579,849	2,579,849

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 19.17% — (continued)
U.S. Commercial Paper — 11.22% — (continued)
$4,169,000	Kroger Company 0.20% due 07/01/13	$4,169,000	$4,169,000
2,304,000	Merck & Company, Inc. 0.08% due 07/18/13	2,303,913	2,303,913
1,633,000	MetLife 0.13% due 07/11/13	1,632,941	1,632,941
770,000	MetLife 0.13% due 08/13/13	769,880	769,880
1,097,000	Parker-Hannifin Corporation 0.10% due 07/09/13	1,096,976	1,096,976
646,000	PepsiCo, Inc. 0.05% due 07/08/13	645,994	645,994
1,917,000	PepsiCo, Inc. 0.07% due 08/07/13	1,916,862	1,916,862
768,000	Philip Morris International, Inc. 0.08% due 07/19/13	767,969	767,969
2,036,000	Procter & Gamble Company 0.09% due 09/04/13	2,035,669	2,035,731
1,539,000	Unilever Capital Corporation 0.09% due 08/08/13	1,538,854	1,538,854
621,000	Unilever Capital Corporation 0.10% due 09/12/13	620,874	620,830
4,618,000	Wal-Mart Stores, Inc. 0.09% due 09/10/13	4,617,181	4,617,335
895,000	Wal-Mart Stores, Inc. 0.10% due 07/30/13	894,928	894,928
Total U.S. Commercial Paper		66,865,273	66,865,388
Total Commercial Paper		114,191,131	114,189,619
Total Investments — 99.54%		$518,069,250	$593,051,154
Other Assets in Excess of Liabilities — 0.46%			2,759,163
Net Assets — 100.00%			$595,810,317

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At June 30, 2013, the value of these securities amounted to $2,576,684 or 0.43% of net assets.

  (c)  Represents securities that are subject to legal or contractual restrictions on resale. At June 30, 2013, the value of these securities amounted to $1,454,005 or 0.24% of net assets.

  (d)  Payment-in-kind security.

At June 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$117,391,280
Gross unrealized depreciation	(42,409,376)
Net unrealized appreciation	$74,981,904

See Notes to Financial Statements.

Overseas Variable Fund

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$2,181	$1.05
Catalyst Paper Corporation 11.00% due 10/30/2017	09/17/12	2,311,335	0.72
Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT JUNE 30, 2013	UNREALIZED APPRECIATION AT JUNE 30, 2013	UNREALIZED DEPRECIATION AT JUNE 30, 2013
07/17/13	6,759,000	Euro	$8,835,432	$8,798,371	$37,061	$—
08/21/13	3,073,000	Euro	4,107,403	4,000,808	106,595	—
09/18/13	2,737,000	Euro	3,579,038	3,563,827	15,211	—
10/16/13	3,270,000	Euro	4,296,175	4,258,445	37,730	—
11/13/13	6,199,000	Euro	8,127,044	8,074,021	53,023	—
12/18/13	4,993,000	Euro	6,661,810	6,504,456	157,354	—
08/21/13	1,315,578,000	Japanese Yen	14,099,003	13,267,246	831,757	—
09/18/13	1,747,957,000	Japanese Yen	18,254,472	17,630,377	624,095	—
10/16/13	453,333,000	Japanese Yen	4,780,057	4,573,419	206,638	—
11/13/13	890,586,000	Japanese Yen	8,975,103	8,986,892	—	(11,789)
12/18/13	642,178,000	Japanese Yen	6,766,888	6,482,263	284,625	—
01/15/14	1,885,268,000	Japanese Yen	21,122,049	19,013,557	2,108,492	—
			$109,604,474	$105,153,682	$4,462,581	$(11,789)
Foreign Currency Exchange Contracts — Purchases
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT JUNE 30, 2013	UNREALIZED APPRECIATION AT JUNE 30, 2013	UNREALIZED DEPRECIATION AT JUNE 30, 2013
07/17/13	822,134,000	Japanese Yen	$9,047,314	$8,289,773	$—	$(757,541)

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2013 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	10.02%
Consumer Staples	8.21
Energy	5.68
Financials	9.88
Health Care	6.57
Industrials	15.27
Information Technology	5.60
Materials	11.91
Telecommunication Services	1.71
Utilities	0.79
Total International Common Stocks	75.64
International Preferred Stock
Information Technology	0.25
Total International Preferred Stock	0.25
Commodity	4.25
International Corporate Bond
Materials	0.23
Total International Corporate Bond	0.23
Commercial Paper
International Commercial Paper	7.95
U.S. Commercial Paper	11.22
Total Commercial Paper	19.17
Total Investments	99.54%

See Notes to Financial Statements.

Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$499,928,201
Gold bullion	18,141,049
Foreign currency	261,135
Total Investments, at Cost	518,330,385
Investments, at Value (Note 1)
Investments	567,718,078
Gold bullion	25,333,076
Foreign currency	258,161
Total Investments, at Value	593,309,315
Cash	990
Receivable for forward currency contracts held, at value (Note 1)	4,462,581
Receivable for investment securities sold	15,477
Receivable for Fund shares sold	35
Accrued interest and dividends receivable	1,280,528
Other assets	49,836
Total Assets	599,118,762
Liabilities
Payable for Fund shares redeemed	252,439
Payable for investment securities purchased	1,106,151
Payable for forward currency contracts held, at value (Note 1)	769,330
Investment advisory fees payable (Note 2)	369,755
Distribution fees payable (Note 3)	123,252
Administrative fees payable (Note 2)	24,189
Trustee fees payable	917
Accrued expenses and other liabilities	662,412
Total Liabilities	3,308,445
Net Assets	$595,810,317

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

June 30, 2013 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$20,586
Capital surplus	462,435,386
Net unrealized appreciation on:
Investments (net of $292,714 deferred capital gain country tax)	74,689,190
Foreign currency and forward contract related translation	3,667,629
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	54,762,288
Accumulated net investment income	235,238
Net Assets	$595,810,317
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	20,586,007
Net asset value per share and redemption proceeds per share	$28.94

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Statement of Operations  Six-Months Ended June 30, 2013 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest and Dividends (net of $1,032,036 foreign taxes withheld)	$7,582,153
Total Income	7,582,153
Expenses
Investment advisory fees (Note 2)	2,291,054
Administrative costs (Note 2)	32,538
Distribution fees (Note 3)	763,685
Shareholder servicing agent fees	513,542
Custodian and accounting fees	121,460
Professional fees	76,099
Shareholder reporting fees	18,332
Trustees' fees	7,734
Registration and filing fees	375
Other Expenses	28,106
Total Expenses	3,852,925
Net Investment Income (Note 1)	3,729,228
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions	18,028,687
Foreign currency and forward contract related transactions	12,362,681
30,391,368
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $32,018)	(17,285,436)
Foreign currency and forward contract related translation	(1,560,850)
(18,846,286)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	11,545,082
Net Increase in Net Assets Resulting from Operations	$15,274,310

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	SIX-MONTHS ENDED JUNE 30, 2013 (unaudited)	YEAR ENDED DECEMBER 31, 2012
Operations
Net investment income	$3,729,228	$4,854,901
Net realized gain from investments, foreign currency and forward contract related transactions	30,391,368	30,284,500
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	(18,846,286)	50,975,732
Net increase in net assets resulting from operations	15,274,310	86,115,133
Distribution to Shareholders
Dividends paid from net investment income	—	(4,535,109)
Distributions paid from net realized gains from investment transactions	—	(33,257,469)
Decrease in net assets resulting from distributions	—	(37,792,578)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	15,845,790	27,560,793
Net asset value of shares issued for reinvested dividends and distributions	—	37,788,552
Cost of shares redeemed	(46,934,590)	(107,012,560)
Decrease in net assets from Fund share transactions	(31,088,800)	(41,663,215)
Net increase (decrease) in net assets	(15,814,490)	6,659,340
Net Assets (Note 1)
Beginning of period	611,624,807	604,965,467
End of period	$595,810,317	$611,624,807
Accumulated net investment income (loss)	$235,238	$(3,493,990)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Financial Highlights

	SIX-MONTHS ENDED JUNE 30, 2013		FOR YEAR ENDED DECEMBER 31,
	(unaudited)		2012	2011	2010	2009	2008
Selected data for a share of beneficial interest
outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	28.26		26.23	28.89	24.65	20.80	29.56
Income (loss) from investment operations:
Net investment income ($)	0.18		0.22	0.24	0.13	0.20	0.43
Net realized and unrealized gains (losses) on investments	0.50		3.64	–2.06	4.59	4.02	–6.02
Total income (loss) from investment operations	0.68		3.86	–1.82	4.72	4.22	–5.59
Less distributions:
Dividends from net investment income ($)	—		–0.22	–0.35	–0.48	–0.12	–0.35
Distributions from capital gains	—		–1.61	–0.49	—	–0.25	–2.82
Total distributions	—		–1.83	–0.84	–0.48	–0.37	–3.17
Net asset value, end of period ($)	28.94		28.26	26.23	28.89	24.65	20.80
Total Return (%)	2.41	(a)	14.83	–6.30	19.17	20.25	–18.82
Ratios and supplemental data
Net assets, end of period (thousands) ($)	595,810		611,625	604,965	619,644	484,171	279,671
Ratio of operating expenses to average net assets including earnings credits (%)(c)	1.26	(b)	1.26	1.25	1.31	1.28	1.32
Ratio of net investment income to average net assets including earnings credits (%)(d)	1.22	(b)	0.79	0.82	0.51	0.89	1.60
Portfolio turnover rate (%)	9.27	(a)	10.11	17.48	13.38	9.51	9.09

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (d)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

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Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

(continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

Effective March 1, 2013, the 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Notes to Financial Statements (unaudited)

determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

(continued)

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Valuation Committee or Valuation Panel (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund's valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Notes to Financial Statements (unaudited)

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2013:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$448,101,610	$2,576,684	$—	$450,678,294
International Preferred Stock	1,508,617	—	—	1,508,617
Commodity*	25,333,076	—	—	25,333,076
International Corporate Bond	—	1,341,548	—	1,341,548
International Commercial Paper	—	47,324,231	—	47,324,231
U.S. Commercial Paper	—	66,865,388	—	66,865,388
Foreign Currency Contracts**	—	4,462,581	—	4,462,581
Total	$474,943,303	$122,570,432	$—	$597,513,735
Liabilities:
Foreign Currency Contracts**	$—	$769,330	$—	$769,330
Total	$—	$769,330	$—	$769,330

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

International common stocks and an international preferred stock valued at $412,186,877 and $2,219,419 respectively, were transferred from Level 2 to Level 1 during the six-month period ended June 30, 2013. At December 31, 2012, these securities were valued based on fair value adjustment factors; at June 30, 2013, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of June 30, 2013.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Notes to Financial Statements (unaudited)

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

(continued)

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At June 30, 2013, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below on a gross basis:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign currency	$4,462,581	$769,330	$12,489,134	$(1,543,591)

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Notes to Financial Statements (unaudited)

Forward Currency Contracts Assets and Collateral Held by Counterparty as of June 30, 2013:

COUNTERPARTY	GROSS AMOUNT OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$991,376	$(11,789)	$—	$979,587
Goldman Sachs Capital Markets LP	639,306	—	—	639,306
HSBC Bank USA	441,978	—	—	441,978
JPMorgan Chase Bank N.A.	2,145,553	(757,541)	—	1,388,012
UBS AG	244,368	—	—	244,368
	$4,462,581	$(769,330)	$—	$3,693,251

Forward Currency Contracts Liabilities and Collateral Pledged as of June 30, 2013:

COUNTERPARTY	GROSS AMOUNT OF LIABILITIES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$11,789	$(11,789)	$—	$—
JPMorgan Chase Bank N.A.	757,541	(757,541)	—	—
	$769,330	$(769,330)	$—	$—

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

(continued)

investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-month period ended June 30, 2013, the Fund reimbursed the Adviser $28,625 and had payable to the Adviser $24,189.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Notes to Financial Statements (unaudited)

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $917. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2013 the distribution fees incurred by the Fund was $763,685.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

(continued)

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2013, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $47,109,016 and $102,127,489, respectively.

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2013.

Note 5 — Line of Credit

At a meeting on September 12, 2012, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund or the First Eagle Funds at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata with the First Eagle Funds, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the six-month period ended June 30, 2013, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED JUNE 30, 2013	YEAR ENDED DECEMBER 31, 2012
Shares sold	540,860	1,025,964
Shares issued for reinvested dividends	—	1,362,732
Shares redeemed	(1,599,062)	(3,806,876)
Net decrease	(1,058,202)	(1,418,180)

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

Notes to Financial Statements (unaudited)  (continued)

involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2013, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2013 and held for the six-months ended June 30, 2013.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	2.41%	$1,000.00	$1,024.10	1.26%	$6.32

  1  For the six-months ended June 30, 2013.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on January 1, 2013 and held for the six-months ended June 30, 2013.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.55	1.26%	$6.31

  1  For the six-months ended June 30, 2013.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2013

This page was intentionally left blank.

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                 Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                 Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                                 Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.               Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date:  August 20, 2013

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date:  August 20, 2013

*                            Print the name and title of each signing officer under his or her signature.